UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Braemar Hotels & Resorts Inc.

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NEWS RELEASE

Contact:	Justin Coe	Joseph Calabrese
	Chief Accounting Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES CLOSING ON SALE OF FOUR SEASONS RESORT SCOTTSDALE

DALLAS, November 3, 2026 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) announced today that it has closed on the previously announced sale of the 210-room Four Seasons Resort Scottsdale for $372 million ($1.8 million per key), subject to customary prorations and adjustments. Including anticipated capital expenditures of $23 million, the sale price represents a 5.8% capitalization rate on net operating income and a 15.0x Hotel EBITDA multiple for the trailing 12 months ended September 2026.

“I am extremely pleased with our investment in the Four Seasons Scottsdale,” said Richard J. Stockton, President and Chief Executive Officer. “Having acquired the property in 2022, this transaction further demonstrates our acquisition team’s ability to source and underwrite attractive opportunities, in addition to our asset management team’s ability to implement deliverable growth strategies. In doing so, we generated an unlevered return of approximately 15%, significantly above our 10% minimum target. We expect the proceeds from this sale, together with cash on hand, to fund the remaining fees owed to our external advisor under our separation agreement. We remain on track to complete our transition to a self-managed REIT in mid-November. We look forward to updating shareholders as we finalize the remaining steps.”

About Braemar Hotels & Resorts

Braemar Hotels & Resorts Inc. (NYSE: BHR) is a real estate investment trust (REIT) focused on the high-growth luxury hotel and resort sector. Its industry-leading portfolio features luxury properties across the United States and the U.S. territories in the Caribbean.

Braemar Hotels & Resorts Announces Closing on Sale of Four Seasons Resort Scottsdale

November 3, 2026

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

CERTAIN INFORMATION REGARDING PARTICIPANTS

Braemar and its directors and certain of its executive officers will be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders by Braemar in connection with the matters to be considered at Braemar’s 2026 Annual Meeting of Stockholders. Information regarding the names of Braemar’s executive officers and directors and their respective interests in Braemar by security holdings or otherwise is set forth (i) in Braemar’s proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on October 30, 2025 (the “2025 Proxy Statement”), which is available here, including under the headings “SUMMARY”, “PROPOSAL NUMBER ONE-ELECTION OF DIRECTORS”, “CORPORATE GOVERNANCE”, “BOARD OF DIRECTORS AND COMMITTEES”, “EXECUTIVE OFFICERS”, “EXECUTIVE COMPENSATION”, “PROPOSAL NUMBER TWO-ADVISORY APPROVAL OF EXECUTIVE COMPENSATION”, “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” and “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” and (ii) under Item 1.01 “ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” in the Current Reports on Form 8-K filed by Braemar with the SEC on December 23, 2025 (available here), on March 17, 2026 (available here), on April 3, 2026 (available here) and on May 22, 2026 (available here), under Item 5.02 “DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS” in the Current Reports on Form 8-K filed by Braemar with the SEC on February 25, 2026 (available here), on February 27, 2026 (available here), on March 6, 2026 (available here), on March 17, 2026 (available here) and on May 28, 2026 (available here), under Item 5.07 “SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS” in the Current Report on Form 8-K filed by Braemar with the SEC on December 16, 2025 (available here) and under Item 8.01 “OTHER EVENTS” in the Current Report on Form 8-K filed by Braemar with the SEC on June 1, 2026 (available here). To the extent holdings of such persons in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by Jim A. Plohg on December 22, 2025 (available here), by Jim A. Plohg on January 14, 2026 (available here), by Monty J. Bennett on February 26, 2026 (available here), by Richard J. Stockton on February 26, 2026 (available here) and by Eric Batis on June 1, 2026 (available here). Additional information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026 (available here), as amended by the Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available here). Details concerning the nominees of Braemar’s Board of Directors for election at the 2026 Annual Meeting will be included in the Proxy Statement (defined below). These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/. Further information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement.

Braemar Hotels & Resorts Announces Closing on Sale of Four Seasons Resort Scottsdale

November 3, 2026

IMPORTANT INFORMATION AND WHERE TO FIND IT

Braemar Hotels & Resorts Inc. (the “Company” or “Braemar”) intends to file a proxy statement and GOLD proxy card and other relevant documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for Braemar’s 2026 Annual Meeting of Stockholders (the “Proxy Statement”). This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other document that Braemar may file with the SEC in connection with any solicitation by Braemar. BRAEMAR STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY BRAEMAR AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by Braemar free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/.